Variable
Investment Fund,
Growth and Income
Portfolio
Semi-Annual
Report

June 30, 1997

Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   During the fiscal half-year period ended June 30, 1997, the total return for the Growth and Income Portfolio of Dreyfus Variable Investment Fund was 9.23%.* This compares with a return of 20.60% for the Standard and Poor's 500 Composite Stock Price Index.** From inception on May 2, 1994 to June 30, 1997, the total return for the Portfolio was 110.92%, and the average annual total return was 26.64%.***

Economic Review

   The striking feature of the U.S. economy has been the sustained economic expansion for many years combined with low inflation. Low price inflation has boosted the purchasing power of incomes and contributed to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily.

   Real GDP growth grew at an above-trend rate from year-end 1995 to year-end 1996, accelerating to nearly 6% in the first quarter of this year. Clear evidence of a subsequent slowdown has emerged. The slower near term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether weak demand can sustain a sluggish consumer profile and, hence, a slow growth rate for the overall economy from here on. Factors that underpin a resumption of stronger spending are rising real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.

   Alongside evidence of a slower retail sector are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. In addition, corporate profits have continued to surprise on the upside.

   Views on the need to tighten monetary policy are divergent. There are those who believe that the inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, the Fed's most recent stance was to adopt a policy bias towards tighter future policy. Any actual Federal Reserve decisions are likely to be triggered by the flow of news about economic strength and inflation.

Market Overview

   Common stocks performed well during the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of 20.6%, the Dow Jones Industrial Average was up 20.12%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 index were up by 10.20%.**

   All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.

   A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.

   The best performing industries in the past six months included financial stocks, pharmaceuticals, semiconductor and computer shares and communications. Laggards included casino gambling, heavy construction, precious metals and electric utilities.

   As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down -- that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.

Portfolio Focus

   The Growth and Income Portfolio of the Dreyfus Variable Investment Fund has grown since inception on May 2, 1994 to $304.6 million as of June 30, 1997. With a mix of different-sized companies included in the portfolio, the average market capitalization of companies held in the Portfolio is less than the average of companies in the Standard and Poor's 500 Stock Price Index. The portfolio includes some securities for growth and others for income. There is a mix of large capitalization stocks, mid-capitalization stocks and small capitalization stocks.

   The portfolio includes a mixture of convertible securities, real estate investment trusts and utilities as a means of satisfying the income portion of the Growth and Income Portfolio's joint objectives of growth and income. Both the utility indexes and the convertible securities indexes lagged the strong return on the Standard and Poor's 500 Stock Price Index in the first six months of 1997. The portfolio includes investments in the convertible securities of Thermo Electron, AirTouch Communications and Home Depot, among others.

   The mix of investments in the portfolio is illustrated by the largest common stock holdings in the Portfolio. Brascan is a major Canadian conglomerate. Biogen is a biotech company with a new drug for multiple sclerosis that has strongly rising sales. Thermo Instrument Systems is a scientific instrument company selling into a number of markets. UGI is a gas utility which also has an important investment in a propane company. Tyco International is a U.S. conglomerate with a good record of persistent earnings growth. GTE is a local telephone company which is able to enter the long-distance business without the regulatory limitations that are imposed on regional Bell operating companies. Louisiana Land and Exploration is a major oil and gas producer.

   The composition of the Portfolio was part of the reason it trailed the broader market. It has minimal investments in the supercap stocks which have been leading the market. The first half of 1997 was not a very favorable period for relative performance in small-cap stocks or convertible securities in which the Portfolio has significant investments. In addition, average cash reserves in the Portfolio were held at somewhat above industry average levels during the fiscal half year in an effort to reduce portfolio risk. While the Portfolio continues to have the flexibility to invest in a mix of small-cap, mid-cap, and large-cap stocks, there may be an increase in the average market capitalization in the Portfolio with the intention of reducing the volatility of the Portfolio relative to the broad market averages.

   The Federal Reserve actions in raising short-term interest rates early in 1997 have increased the competition for stocks from money market investments and raised fears about a future slowdown in profits. There are three things which usually motivate a central bank to tighten. The first is an excessively weak currency. That's hardly the case now. The second is when inflation has already surged to a dangerous level. That's not true either. The third is when real growth is faster than the long-term trend, raising worries at the central bank about a potential future rise in inflation. That's what we experienced earlier this year. The Fed's tightening occurred prior to any dramatic upsurge in inflation. In fact, recent inflation numbers have been quite favorable and the pace of economic growth has cooled.

   The valuation of common stocks tends to be a function of the level of inflation, the level of interest rates, and expectations about corporate profits. So far, inflation has remained moderate. Interest rates rose earlier this year but have since stabilized. Current corporate profitability has been high. However, some of the forces which have helped the profitability of U.S. corporations may prove less favorable over the next year. The dollar is not as weak as it was before, somewhat reducing the advantage U.S. firms had in competing with European and Japanese firms. The ability to refinance corporate debt at lower interest rates has been reduced by the rise in interest rates. A great deal of corporate restructuring has already occurred, to the point where further cost reductions may be harder to achieve. Corporate profits have benefited from an economy which has been running above trend. But the Fed seems dedicated to bringing the period of above-trend economic growth to an end.

     We believe that the good news is that U.S. corporations have been more successful in shifting their resources from old industries to new industries than have their counterparts in Europe and Japan. U.S. companies are well-positioned in the new industries which will be the growth engines of the industrialized economies in the next decade.

   We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of the Dreyfus Variable Investment Fund. We have endeavored to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus has been on achieving a satisfactory return for the shareholders over a period of time.

                                                     Very truly yours,


                                                     Richard B. Hoey
                                                     Portfolio Manager

July 18, 1997
New York, N,Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts.

** SOURCE:LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Nasdaq Composite Index is an unmanaged index which monitors stocks traded over-the-counter. The Russell 2000 Index is a widely accepted unmanaged
   Index of small cap stock performance.

*** Fund's share price and investment return fluctuate so you may receive more or less than your original cost upon redemption. Past performance is no guarantee of future results.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Investments                                                              June 30, 1997 (Unaudited)


Common Stocks--73.7%                                                               Shares                Value
------------------------------------------------------------------------------  -----------        --------------


Basic and Process Industries--2.0%  Aluminum Co. of America..................       25,000           $ 1,884,375
                                    Georgia-Pacific..........................       50,000             4,268,750
                                                                                                   -------------
                                                                                                       6,153,125
                                                                                                   -------------

               Capital Goods--5.8%  Deere & Co...............................      100,000             5,487,500
                                    Ingersoll-Rand...........................      100,000             6,175,000
                                    Thermo Instrument Systems................      200,000 (a)         6,125,000
                                                                                                   -------------
                                                                                                      17,787,500
                                                                                                   -------------

                    Consumer--6.8%  Borg-Warner Automotive...................       50,000             2,703,125
                                    Hertz, Cl. A.............................       28,300 (a)         1,018,800
                                    OfficeMax................................      450,000 (a)         6,496,875
                                    Philip Morris Cos........................      130,000             5,768,750
                                    Polo Ralph Lauren, Cl. A.................       49,600 (a)         1,357,800
                                    Sunglass Hut International...............      550,000 (a)         3,471,875
                                                                                                   -------------
                                                                                                      20,817,225
                                                                                                   -------------

                      Energy--7.1%  Amerada Hess.............................       50,000             2,778,125
                                    Louisiana Land & Exploration.............      120,000             6,855,000
                                    Santa Fe International...................      156,600 (a)         5,324,400
                                    UGI......................................      300,000             6,637,500
                                                                                                   -------------
                                                                                                      21,595,025
                                                                                                   -------------

                   Financial--5.8%  Chase Manhattan..........................       50,000             4,853,125
                                    Fannie Mae...............................      100,000             4,362,500
                                    Fleet Financial Group....................       75,000             4,743,750
                                    Nationwide Financial Services, Cl. A.....      134,400 (a)         3,570,000
                                                                                                   -------------
                                                                                                      17,529,375
                                                                                                   -------------

                 Health Care--9.1%  ALPHARMA, Cl. A..........................      250,000             3,984,375
                                    American Home Products...................       50,000             3,825,000
                                    Biogen...................................      200,000 (a)         6,775,000
                                    Mentor...................................      200,000             5,925,000
                                    PacifiCare Health Systems, Ser. B........       50,000 (a)         3,193,750
                                    Varian Associates........................       75,000             4,068,750
                                                                                                   -------------
                                                                                                      27,771,875
                                                                                                   -------------

                   Insurance--2.9%  CIGNA....................................       30,000             5,325,000
                                    Chubb....................................       50,000             3,343,750
                                                                                                   -------------
                                                                                                       8,668,750
                                                                                                   -------------

         Media/Entertainment--7.5%  Comcast, Cl. A...........................      300,000             6,412,500
                                    Evergreen Media, Cl. A...................       40,000 (a)         1,785,000
                                    Groupe AB, A.D.S.........................      300,000 (a)         2,550,000
                                    International Game Technology............      300,000             5,325,000


Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                  June 30, 1997 (Unaudited)

Common Stocks (continued)                                                         Shares                Value
------------------------------------------------------------------------------  -----------        -------------

  Media/Entertainment (continued)   Viacom, Cl. B............................       70,000 (a)       $ 2,100,000
                                    Westinghouse Electric....................      200,000             4,625,000
                                                                                                   -------------
                                                                                                      22,797,500
                                                                                                   -------------

           Mining and Metals--2.8%  Brascan, Cl. A...........................      350,000             8,618,750
                                                                                                   -------------

              Multi-Industry--4.7%  Cognizant................................      200,000             8,100,000
                                    Tyco International.......................       90,000             6,260,625
                                                                                                   -------------
                                                                                                      14,360,625
                                                                                                   -------------

                       Other--1.4%  Standard & Poor's Depository Receipts....       50,000             4,414,063
                                                                                                   -------------

                 Real Estate--1.3%  Rouse....................................      130,000             3,835,000
                                                                                                   -------------

                  Technology--8.4%  Adaptec..................................      150,000 (a)         5,212,500
                                    Aspect Telecommunications................      200,000 (a)         4,450,000
                                    First Data...............................      140,000             6,151,250
                                    General Motors, Cl. H....................       50,000             2,887,500
                                    Micron Technology........................       75,000             2,995,312
                                    Xerox....................................       50,000             3,943,750
                                                                                                   -------------
                                                                                                      25,640,312
                                                                                                   -------------

          Telecommunications--6.9%  GTE......................................      150,000             6,581,250
                                    Iridium World Communications, Cl. A......      300,000 (a)         5,437,500
                                    SBC Communications.......................       50,000             3,093,750
                                    Tele-Communications International........      200,000 (a)         3,087,500
                                    Viatel...................................      425,000 (a)         2,868,750
                                                                                                   -------------
                                                                                                      21,068,750
                                                                                                   -------------

                   Utilities--1.2%  Duke Power...............................       75,000             3,595,312
                                                                                                   -------------
                                    TOTAL COMMON STOCKS
                                      (cost $211,276,166)....................                       $224,653,187
                                                                                                   =============



Convertible Preferred Stocks--6.3%
------------------------------------------------------------------------------

                   Financial--1.4%   National Australia Bank, Ser. A, Cum., 2,125   150,000         $  4,200,000
                                                                                                   -------------

                 Health Care--1.2%   McKesson, Ser. A, Cum., $2.50............       60,000 (b)        3,645,000
                                                                                                   -------------

          Media/Entertainment--.7%   Station Casinos, 7%......................       50,000            2,237,500
                                                                                                   -------------


Dreyfus Variable Investment Fund, Growth and Income Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                 June 30, 1997 (Unaudited)


Convertible Preferred Stocks (continued)                                          Shares                Value
------------------------------------------------------------------------------  -----------         -------------

          Telecommunications--3.0%  AirTouch Communications, Ser. C, 4.25%...      110,000           $ 5,280,000
                                    WorldCom, Cum., 8%.......................       35,000             3,946,250
                                                                                                   -------------
                                                                                                       9,226,250
                                                                                                   -------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (cost $16,803,681).....................                       $ 19,308,750
                                                                                                   =============


Preferred Stocks--.8%
------------------------------------------------------------------------------

             Media/Entertainment;   News Corp. A.D.S., Cum., $.40
                                      (cost $3,025,372)......................      150,000           $ 2,343,750
                                                                                                   =============


                                                                                 Principal
Convertible Corporate Notes & Bonds--11.3%                                        Amount
------------------------------------------------------------------------------  -----------

           Business Services--1.8%  Corporate Express, Sub. Notes,
                                      4.50%, 7/1/2001........................ $  6,000,000           $ 5,355,000
                                                                                                   -------------

                    Consumer--2.6%  Home Depot, Sub. Notes,
                                      3.25%, 10/1/2001.......................    5,000,000             5,675,000
                                    Pep Boys, Sub. Notes,
                                      Zero Coupon, 9/20/2011.................    4,000,000             2,235,000
                                                                                                   -------------
                                                                                                       7,910,000
                                                                                                   -------------
                   Financial--1.6%  Xerox Credit, Sub. Notes,
                                      2.875%, 7/1/2002.......................    5,000,000             5,025,000
                                                                                                   -------------

                    Insurance--.8%  Penn Treaty American, Sub. Notes,
                                      6.25%, 12/1/2003.......................    2,000,000             2,490,000
                                                                                                   -------------

            Mining and Metals--.8%  Inco, Yankee Deb.,
                                      5.75%, 7/1/2004........................    2,000,000             2,370,000
                                                                                                   -------------

                  Technology--1.8%  Thermo Electron, Euro. Sub. Deb.,
                                      4.25%, 1/1/2003........................    5,000,000 (b)         5,475,000
                                                                                                   -------------

          Telecommunications--1.9%  U.S. West, Sub. Deb.,
                                      Zero Coupon, 6/25/2011.................   15,000,000             5,737,500
                                                                                                   -------------

                                    TOTAL CONVERTIBLE CORPORATE NOTES
                                      AND BONDS (cost $33,870,817)...........                       $ 34,362,500
                                                                                                   =============


U.S. Treasury Notes--1.0%
------------------------------------------------------------------------------

                                    5.625%, 11/30/1998
                                      (cost $2,992,747)...................... $  3,000,000           $ 2,987,344
                                                                                                   =============

Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                   June 30, 1997 (Unaudited)

                                                                                 Principal
Short-Term Investments--10.7%                                                      Amount                Value
------------------------------------------------------------------------------  -----------         -------------


             U.S. Treasury Bills:   5.40%, 7/24/1997.........................   $  471,000            $  469,676
                                    5.08%, 8/7/1997..........................       31,000                30,840
                                    5.07%, 8/14/1997.........................      735,000               730,458
                                    5.29%, 8/21/1997.........................    4,975,000             4,939,280
                                    5.57%, 9/18/1997.........................   26,744,000            26,446,072
                                                                                                   -------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $32,625,061).....................                       $ 32,616,326
                                                                                                   =============

TOTAL INVESTMENTS (cost $300,593,844)........................................        103.8%         $316,271,857
                                                                                   =======          ============

LIABILITIES, LESS CASH AND RECEIVABLES.......................................         (3.8%)        $(11,657,895)
                                                                                   =======         =============

NET ASSETS...................................................................        100.0%         $304,613,962
                                                                                   =======         =============


Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $9,120,000 or approximately 3.0% net assets.


                       See notes to financial statements.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                 June 30, 1997 (Unaudited)

                                                                                        Cost            Value
                                                                                  -------------    -------------
ASSETS:                 Investments in securities--See Statement of Investments    $300,593,844     $316,271,857
                        Cash.............................................                                538,159
                        Receivable for investment securities sold........                              1,996,433
                        Dividends and interest receivable................                                736,313
                        Prepaid expenses.................................                                  1,011
                                                                                                   -------------
                                                                                                     319,543,773
                                                                                                   -------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates....                                188,724
                        Payable for investment securities purchased......                             13,916,937
                        Payable for shares of Beneficial Interest redeemed                               793,446
                        Accrued expenses.................................                                 30,704
                                                                                                   -------------
                                                                                                      14,929,811
                                                                                                   -------------

NET ASSETS.....................................................................                     $304,613,962
                                                                                                   =============

REPRESENTED BY:         Paid-in capital..................................                           $280,741,274
                        Accumulated undistributed investment income--net..                               187,654
                        Accumulated net realized gain (loss) on investments                            8,007,021
                        Accumulated net unrealized appreciation (depreciation)
                          on investments--Note 5..........................                            15,678,013
                                                                                                   -------------

NET ASSETS.....................................................................                     $304,613,962
                                                                                                   =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                       14,538,653


NET ASSET VALUE, offering and redemption price per share.......................                           $20.95
                                                                                                         =======






                       See notes to financial statements.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Operations                                                            Six Months Ended June 30, 1997 (Unaudited)



INVESTMENT INCOME

INCOME:                       Cash dividends (net of $17,076 foreign taxes
                                withheld at source)............................                 $1,944,431
                              Interest.........................................                  1,471,324
                                                                                               -----------
                                   Total Income................................                                    $ 3,415,755

EXPENSES:                     Investment advisory fee--Note 4(a)................                   974,473
                              Professional fees................................                     18,736
                              Registration fees................................                     17,936
                              Custodian fees--Note 4(a).........................                     8,677
                              Prospectus and shareholders' reports.............                      6,852
                              Trustees' fees and expenses--Note 4(b)...........                      3,300
                              Loan commitment fees--Note 3.....................                      1,930
                              Shareholder servicing costs.....................                         217
                              Miscellaneous....................................                      2,834
                                                                                               -----------
                                   Total Expenses..............................                                      1,034,955
                                                                                                                --------------
INVESTMENT INCOME--NET..........................................................                                     2,380,800
                                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments:
                                   Long transactions...........................                 $8,810,134
                                   Short sale transactions.....................                     44,056
                              Net realized gain (loss) on forward currency
                                exchange contracts.............................                    (37,411)
                                                                                               -----------
                                   Net Realized Gain (Loss)....................                                      8,816,779
                              Net unrealized appreciation (depreciation) on investments                             13,270,457
                                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                     22,087,236
                                                                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                     $24,468,036
                                                                                                                ==============





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                  Six Months Ended
                                                                                   June 30, 1997        Year Ended
                                                                                    (Unaudited)      December 31, 1996
                                                                                  -----------------   -----------------
OPERATIONS:
  Investment income--net...............................................           $    2,380,800      $     2,974,056
  Net realized gain (loss) on investments..............................                8,816,779           22,639,509
  Net unrealized appreciation (depreciation) on investments............               13,270,457           (2,605,907)
                                                                                 ---------------      ---------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..               24,468,036           23,007,658
                                                                                 ---------------      ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................               (2,374,602)          (2,817,457)
  Net realized gain on investments.....................................               (2,603,571)         (22,301,456)
                                                                                  ---------------     ---------------
      Total Dividends..................................................               (4,978,173)         (25,118,913)
                                                                                  ---------------     ---------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................                70,709,654         142,396,273
  Dividends reinvested.................................................                 4,978,172          25,118,913
  Cost of shares redeemed..............................................               (16,498,697)        (10,630,121)
                                                                                  ---------------     ---------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions          59,189,129         156,885,065
                                                                                  ---------------     ---------------
      Total Increase (Decrease) in Net Assets..........................                78,678,992         154,773,810

NET ASSETS:
  Beginning of Period..................................................               225,934,970          71,161,160
                                                                                  ---------------     ---------------
  End of Period........................................................              $304,613,962        $225,934,970
                                                                                  ===============     ===============
Undistributed investment income--net...................................           $       187,654     $       181,456
                                                                                  ---------------     ---------------

                                                                                        Shares              Shares
                                                                                  ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                 3,551,397           6,920,188
  Shares issued for dividends reinvested...............................                   255,906           1,271,395
  Shares redeemed......................................................                  (824,913)           (518,058)
                                                                                  ---------------     ---------------
      Net Increase (Decrease) in Shares Outstanding....................                 2,982,390           7,673,525
                                                                                  ===============     ===============



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------

Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                Six Months Ended         Year Ended December 31,
                                                                  June 30, 1997      -------------------------------
PER SHARE DATA:                                                    (Unaudited)        1996        1995       1994(1)
                                                               -----------------     -------     -------    --------

   Net asset value, beginning of period.................               $19.55         $18.33      $11.98      $12.50
                                                                       -------       -------     -------     -------
   Investment Operations:
   Investment income--net...............................                  .17            .36         .28         .28
   Net realized and unrealized gain (loss)
      on investments....................................                 1.60           3.43        7.07        (.43)
                                                                      -------        -------     -------     -------
   Total from Investment Operations.....................                 1.77           3.79        7.35        (.15)
                                                                      -------        -------     -------     -------
   Distributions:
   Dividends from investment income--net................                 (.17)          (.35)       (.27)       (.28)
   Dividends from net realized gain on investments......                 (.20)         (2.22)       (.73)       (.09)
                                                                      -------        -------     -------     -------
   Total Distributions..................................                 (.37)         (2.57)      (1.00)       (.37)
                                                                      -------        -------     -------     -------
   Net asset value, end of period.......................               $20.95         $19.55      $18.33      $11.98
                                                                      =======        =======     =======     =======
TOTAL INVESTMENT RETURN.................................                 9.23%(2)      20.75%      61.89%      (1.22%)(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............                  .40%(2)        .83%        .92%        .22%(2)
   Ratio of net investment income to
      average net assets................................                  .91%(2)       1.96%       2.21%       2.25%(2)
   Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation...........                  --             --          .03%       1.28%(2)
   Portfolio Turnover Rate..............................                98.55%(2)     237.44%     255.42%     237.09%(2)
   Average commission rate paid(3)......................               $.0607         $.1904         --          --
   Net Assets, end of period (000's Omitted)............             $304,614       $225,935     $71,161      $1,040

---------------------

(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATMENTS (UNAUDITED)
NOTE 1--General:

     Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

     The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

     The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Growth and Income Portfolio

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)



NOTE 3--Bank Line of Credit:

     The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

     The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

     The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $8,677 was charged by Mellon pursuant to the custody agreement.

     (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

     (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1997:

                                              Purchases            Sales
                                            ------------      ------------
Long transactions.............              $293,352,227      $234,855,007
Short sale transactions.......                   590,923           634,979
                                            ------------      ------------
      Total...................              $293,943,150      $235,489,986
                                            ============      ============

     The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At June 30, 1997, there were no securities sold short outstanding.

     The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the

Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)



contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1997, there were no open forward currency exchange contracts.

     (b) At June 30, 1997, accumulated net unrealized appreciation on investments was $15,678,013, consisting of $25,100,914 gross unrealized appreciation and $9,422,901gross unrealized depreciation.

     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund,
Growth and Income Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      108SA976